Exhibit 4.12
FIRST AMENDMENT TO
AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
          This FIRST AMENDMENT (this “Amendment”) is entered into as of this 9 day of November 2009, between XStream Systems, Inc., a Delaware corporation (the “Company”), and the Persons named on Schedule I to the Amended and Restated Registration Rights Agreement dated as of August 27, 2009 (the “Registration Rights Agreement”) as Investors (individually an “Investor” and collectively the “Investors”).
          WHEREAS, the Company and the Investors desire to amend various sections of the Registration Rights Agreement in order to accommodate the Company’s anticipated initial public offering of its debt and equity securities, including restricting the Investor’s ability to transfer the Registrable Securities during the time periods set forth below, as hereinafter provided; and
          WHEREAS, the holders of a majority of the Registrable Securities have approved and consented to this Amendment as indicated by their signatures affixed hereto.
          NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree as follows:
     1. Amendments.
          (a) Section 1(a). Section 1(a) of the Registration Rights Agreement shall be deleted in its entirety and replaced with the following new Section 1(a):
          “(a) Requests for Registration. At any time following the earlier of (i) the fifth (5th) anniversary of the date hereof and (ii) six (6) months after the Company has completed its initial public offering of debt or equity securities of the Company pursuant to a registration statement declared effective under the Securities Act (the “Company’s IPO”), holders holding at least thirty percent (30%) of the Registrable Securities (collectively, the “Thirty Percent Holders”) may request registration under the Securities Act of all or a portion of their Registrable Securities (provided that the aggregate offering price of the Registrable Securities to be registered is at least $30,000,000) on Form S-1 or any similar long-form registration (“Long-Form Registration”) or, if available, holders holding at least fifty percent (50%) of the Registrable Securities (collectively, the “Majority Holders”) may, subject to Section 1(b), request registration under the Securities Act of all or a portion of their Registrable Securities on Form S-3 or any similar short-form registration (“Short-Form Registration”). All registrations requested pursuant to this Section 1(a) and Section 1(b) below are collectively referred to herein as “Demand Registrations”. The Thirty Percent Holders shall be entitled to request two (2) Long-Form Registrations. Demand Registrations will be underwritten registrations if requested by the holders, provided that the Company is able to obtain an underwriter for such Demand Registration.”
          (b) Section 1(f). Section 1(f) of the Registration Rights Agreement shall be deleted in its entirety.

          (c) Section 2(b). The first sentence of Section 2(b) of the Registration Rights Agreement shall be deleted in its entirety and replaced with the following:
          “If a Piggyback Registration is a primary registration on behalf of the Company, and the managing underwriters or board of directors of the Company determine that the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of such offering, then the Company will include in such registration (a) first, the securities the Company proposes to sell, (b) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of securities so requested to be included therein owned by each such holder and (c) third, other securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of securities so requested to be included therein owned by each such holder.”
          (d) Section 3(a). Section 3(a) of the Registration Rights Agreement shall be deleted in its entirety and replaced with the following new Section 3(a):
          “(a) General. In connection with the Company’s IPO, the Investors hereby acknowledge and understand that the Investors shall be subject to the holdback provisions set forth in Section 2.2 of the Shareholders Agreement regarding the restrictions on transfer of the Registrable Securities.”
          (e) Section 4. Section 4 of the Registration Rights Agreement shall be amended by appending the following as a new subsection (b) immediately following subsection (a) thereof:
          “(b) Each holder of the Registrable Securities to be included in the registration statement shall furnish to the Company a completed questionnaire in the form provided by the Company (a “Selling Holder Questionnaire”), within the time period specified in the Company’s notice. The Company shall not be required to include the Registrable Securities of a holder in a registration statement for any holder who fails to furnish to the Company a fully completed Selling Holder Questionnaire.”
          (f) Section 10. Section 10 of the Registration Rights Agreement shall be amended as follows:
          (i) The existing definition of “Registrable Securities” shall be amended by (i) inserting the phrase “as of the date hereof” at the end of the first sentence thereof and following the phrase “held by such Person” in the last sentence thereof and (ii) deleting the “(k)” in the reference to “Rule 144(k).”
          (ii) The following new defined term and its meaning shall be inserted in appropriate alphabetical order:
          “Selling Holder Questionnaire” has the meaning specified in Section 4(b).”

2

     2. Reference to and Effect on Registration Rights Agreement; Reaffirmation.
          (a) Upon the effectiveness of this Amendment, each reference in the Registration Rights Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Registration Rights Agreement as amended hereby, and each reference to the Registration Rights Agreement, the Original Purchase Agreement and/or the Series D Purchase Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Registration Rights Agreement shall mean and be a reference to the Registration Rights Agreement as amended hereby.
          (b) Except as specifically amended hereby, the Registration Rights Agreement shall remain in full force and effect and is hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not constitute a waiver of any provision contained in the Registration Rights Agreement, except as specifically set forth herein.
     3. Governing Law. The internal law of the State of Florida will govern all questions concerning the construction, validity and interpretation of this Amendment, without regard to the choice of law provisions of such state or any other state.
     4. Recitals. The recitals set forth above are true, accurate, and incorporated herein by reference.
     5. Miscellaneous.
          (a) Capitalized terms used herein without definition shall have the respective definitions assigned to those terms in the Registration Rights Agreement, as amended by this Amendment.
          (b) Headings of Sections are inserted for convenience of reference only and shall not be deemed a part of or to affect the meaning or interpretation of this Amendment.
          (c) This Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement, it being understood that the parties need not sign the same counterpart.
          (d) Each of the parties to this Amendment has had the benefit of counsel in connection with its review and negotiation of this Amendment. Consequently, the parties confirm that this Amendment shall not be construed on the basis of any presumption or rule requiring construction or interpretation against the party drafting an agreement or instrument or causing any agreement or instrument to be drafted.
[Signature Page Follows]

3

     IN WITNESS WHEREOF, the Company and the Securityholders have caused this Amendment to be executed as of the day and year first above written.

XSTREAM SYSTEMS, INC.

By:	/s/ Anthony Chidoni
Name:	Anthony Chidoni
Title:	Secretary

[OMNIBUS SIGNATURE PAGES TO WRITTEN CONSENT OF A
MAJORITY OF THE SECURITYHOLDERS OF
XSTREAM SYSTEMS, INC.]

Preferred Amendments	APPENDIX A

			Issued and	Issued and	Issued and	Issued and
		Issued and	Outstanding	Outstanding	Outstanding	Outstanding
		Outstanding	Series A	Series B	Series C	Series D	Approval
	Name	Common	Preferred(1)	Preferred(1)	Preferred(1)	Preferred(1)	Rec’d

	2/22/83
45.	John C. Lightfoot, Trustee, The Survivor’s Trust of The Lightfoot Revocable Trust Dated 2/22/83	42,664	0	8,406	0	0	Y
46.	John Edison	0	13,158	16,666	0	0	—
47.	John H. Isenhour	21,332	0	0	0	0	—
48.	John M Dalton	0	0	5,000	0	0	Y
49.	Joseph Coakley	100	0	0	0	0	—
50.	Joseph Cornacchia	0	13,158	33,332	15,000	0	Y
51.	Joseph Melone	0	32,895	58,332	0	0	Y
52.	JTW Partners(2)	0	43,869	33,340	25,006	33,340	Y
53.	Judith M. Bracken	0	0	16,812	0	0	—
54.	Julie C. O’Brian TTEE	6,579	0	0	0	0	—
55.	Katherine C. Lightfoot, Trustee of the KCHL Revocable Trust Dated 8/24/95	10,666	0	0	0	0	—
56.	Kathryn M. Dircks And Randy Joel Dircks Living Trust	5,000	0	8,406	0	0	—
57.	Laurie Tegreene	100	0	0	0	0	—
58.	Linda Nelson	0	0	12,179	0	0	—
59.	Lovejoy Family Limited Partnership	0	0	100,386	24,999	0	Y
60.	Lowrey Family Investments LLC(2)	0	0	(2)	(2)	(2)	Y
61.	Mallie Ireland	57,648	0	33,625	0	0	Y
62.	Mark S. Butler	0	0	0	0	16,750	Y
63.	Michael E. Catanzaro Jr.	0	0	8,333	0	0	—
64.	Michael Paterson	0	13,342	0	0	0	—
65.	Michael W. Haley Revocable Trust	0	65,790	83,333	36,000	0	Y
66.	Navarro Family Partners	0	13,158	0	0	0	Y
67.	Paul J. Micciche	11,750	0	0	0	0	Y
68.	Paul M. Micciche	1,340	0	0	0	0	—
69.	Peter Barrett	0	13,158	0	0	0	—
70.	Phillip Odeen	0	13,158	33,333	0	0	Y
71.	Rebecca Shealy	10,666	0	0	0	0	—
72.	Richard A. Moore, GM, Gaylord Brooks Investment LLC	31,998	0	0	0	0	Y
73.	Robert A. Prindiville 2006 Personal Trust dated February 2, 2006	6,579	0	50,437	0	0	—
74.	Robert E. Washburn & Sheila A. Washburn, JTWROS	38,577	0	0	0	0	—
75.	Robert Girling	0	32,895	74,999	30,000	0	Y
76.	Robert J. Morrissey	0	52,632	0	0	0	Y
77.	Robert Kennedy	0	6,579	33,387	8,333	8,333	Y
78.	Robert Kochem	153	0	0	0	0	—
79.	Robert M. Gibb	42,664	0	16,812	0	0	Y
80.	Robert Poden	0	13,158	5,000	0	0	—
81.	Robert W. Bracken	6,579	0	16,812	0	0	Y
82.	Roger Sobkowiak	11,950	0	0	0	0	—
83.	Ronald H. Dunbar	6,579	0	0	0	0	—
84.	Samuel B. Hayes III, Revocable Trust	6,579	26,867	58,849	0	0	Y
85.	Scott and Debbie Bell	0	6,624	0	0	0	—
86.	SEI Private Trust Co. Custodian Robert Prindiville IRA R/O	0	13,498	0	0	0	—

Preferred Amendments	APPENDIX A

			Issued and	Issued and	Issued and	Issued and
		Issued and	Outstanding	Outstanding	Outstanding	Outstanding
		Outstanding	Series A	Series B	Series C	Series D	Approval
	Name	Common	Preferred(1)	Preferred(1)	Preferred(1)	Preferred(1)	Rec’d

87.	Sherry Meader	180	0	0	0	0	—
88.	Simon Irish	0	0	0	0	100,000	Y
89.	State University of New Jersey, Rutgers	73,500	0	0	0	0	—
90.	Steven P. Kleopoulos	0	0	8,360	0	0	—
91.	Summit Investors of Vero, Ltd.	0	65,790	0	0	0	—
92.	Susan M. Carroll	10,666	0	0	0	0	—
93.	Terry Thompson	10,666	0	0	0	0	—
94.	The Mayo Family Revocable Trust dated July 13, 2000	26,316	0	46,782	8,333	0	—
95.	The Sanford Katz & Irma Katz Revocable Trust	0	6,579	8,333	0	0	—
96.	Thomas W. Cook	79,654	13,450	100,519	0	0	Y
97.	Tom Chu	800	0	0	0	0	—
98.	Tom Martz	21,332	0	0	0	0	—
99.	Triantafillos Parlapanides	0	0	8,407	0	0	Y
100.	Vincent E. DeTurris	20,000	0	0	0	0	Y
101.	Walter F. Helfrecht	195,000	0	0	0	0	—
102.	Walter Lovejoy	0	26,316	0	0	0	—
103.	Wendy Thompson	10,666	0	0	0	0	—
104.	William E. Mayo	195,000	0	0	0	0	—
105.	William E. Mayo, as Trustee of The Mayo Children’s 2000 Irrevocable Trust dated July 13, 2000	100,000	0	0	0	0	—
106.	William G. Hamilton, M.D.	0	0	0	0	16,667	Y
107.	William Jennings	0	52,632	33,333	0	0	Y
108.	William Scully	0	65,790	101,081	33,000	0	Y
109.	William Towles	42,664	0	0	0	0	—
110.	Wilshire Investors, LLC	42,664	0	0	0	0	—

	TOTALS:	2,767,156	962,101	1,619,127	365,996	563,415

*** IMPORTANT*** *** RETURN IMMEDIATELY ***Please sign and return via electronic delivery to distefanor@gtlaw.com, or via facsimile lo Rebecca G. DiStefano, Esq. at (561) 367-6251. SIGNATURE PAGE TO WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE CAPITAL STOCK AND PREFERRED STOCK WARRANTS OF XSTREAM SYSTEMS, INC, The undersigned stockholder of XStream Systems, Inc. hereby adopts the resolutions set forth in this Majority Written Consent and authorized its attachment as a counterpart to each of the First Amendment to Series B Warrant, the First Amendment to Series C Warrant, the First Amendment to Series D Warrant, the First Amendment to Securityholders’ Agreement, and the First Amendment to Registration Rights Agreement, as appropriate. Majority Written Consent executed by the undersigned Stockholder as of 2009. If an Entity: Name of Stockholder (please PRINT) By: Name: Title: Address: Telephone: Facsimile: If an Individual (or if stock is held as Joint Tenants, Tenants in Common or as Community Property): Name of Stockholder (please PRINT) Signature of Stockholder Signature of Joint Tenant, Tenant in Common or other co-owner, if any: Name of Stockholder (please PRINT) Signature of Stockholder Address: Telephone: ( ) Facsimile: ( ) TO BE .COMPLETED BY COMPANY: Number of Shares of Common Stock Owned: Number: of Shares of Series A Preferred Stock Owned : Number of Shares of Series B Preferred Stock Owned: Number of Shares of Series C Preferred Stock Owned: Number of Shares of Series D Preferred Stock Owned: Number of Series B Warrants Owned: Number of Series C Warrants Owned: Number of Series D Warrants Owned:

*** IMPORTANT*** *** RETURN IMMEDIATELY ***Please sign and return via electronic delivery to distefanor@gtlaw.com, or via facsimile lo Rebecca G. DiStefano, Esq. at (561) 367-6251. SIGNATURE PAGE TO WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE CAPITAL STOCK AND PREFERRED STOCK WARRANTS OF XSTREAM SYSTEMS, INC, The undersigned stockholder of XStream Systems, Inc. hereby adopts the resolutions set forth in this Majority Written Consent and authorized its attachment as a counterpart to each of the First Amendment to Series B Warrant, the First Amendment to Series C Warrant, the First Amendment to Series D Warrant, the First Amendment to Securityholders’ Agreement, and the First Amendment to Registration Rights Agreement, as appropriate. Majority Written Consent executed by the undersigned Stockholder as of 2009. If an Entity: Name of Stockholder (please PRINT) By: Name: Title: Address: Telephone: Facsimile: If an Individual (or if stock is held as Joint Tenants, Tenants in Common or as Community Property): Name of Stockholder (please PRINT) Signature of Stockholder Signature of Joint Tenant, Tenant in Common or other co-owner, if any: Name of Stockholder (please PRINT) Signature of Stockholder Address: Telephone: ( ) Facsimile: ( ) TO BE .COMPLETED BY COMPANY: Number of Shares of Common Stock Owned: Number: of Shares of Series A Preferred Stock Owned : Number of Shares of Series B Preferred Stock Owned: Number of Shares of Series C Preferred Stock Owned: Number of Shares of Series D Preferred Stock Owned: Number of Series B Warrants Owned: Number of Series C Warrants Owned: Number of Series D Warrants Owned:

*** IMPORTANT*** *** RETURN IMMEDIATELY ***Please sign and return via electronic delivery to distefanor@gtlaw.com, or via facsimile lo Rebecca G. DiStefano, Esq. at (561) 367-6251. SIGNATURE PAGE TO WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE CAPITAL STOCK AND PREFERRED STOCK WARRANTS OF XSTREAM SYSTEMS, INC, The undersigned stockholder of XStream Systems, Inc. hereby adopts the resolutions set forth in this Majority Written Consent and authorized its attachment as a counterpart to each of the First Amendment to Series B Warrant, the First Amendment to Series C Warrant, the First Amendment to Series D Warrant, the First Amendment to Securityholders’ Agreement, and the First Amendment to Registration Rights Agreement, as appropriate. Majority Written Consent executed by the undersigned Stockholder as of 2009. If an Entity: Name of Stockholder (please PRINT) By: Name: Title: Address: Telephone: Facsimile: If an Individual (or if stock is held as Joint Tenants, Tenants in Common or as Community Property): Name of Stockholder (please PRINT) Signature of Stockholder Signature of Joint Tenant, Tenant in Common or other co-owner, if any: Name of Stockholder (please PRINT) Signature of Stockholder Address: Telephone: ( ) Facsimile: ( ) TO BE .COMPLETED BY COMPANY: Number of Shares of Common Stock Owned: Number: of Shares of Series A Preferred Stock Owned : Number of Shares of Series B Preferred Stock Owned: Number of Shares of Series C Preferred Stock Owned: Number of Shares of Series D Preferred Stock Owned: Number of Series B Warrants Owned: Number of Series C Warrants Owned: Number of Series D Warrants Owned:

*** IMPORTANT*** *** RETURN IMMEDIATELY ***Please sign and return via electronic delivery to distefanor@gtlaw.com, or via facsimile lo Rebecca G. DiStefano, Esq. at (561) 367-6251. SIGNATURE PAGE TO WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE CAPITAL STOCK AND PREFERRED STOCK WARRANTS OF XSTREAM SYSTEMS, INC, The undersigned stockholder of XStream Systems, Inc. hereby adopts the resolutions set forth in this Majority Written Consent and authorized its attachment as a counterpart to each of the First Amendment to Series B Warrant, the First Amendment to Series C Warrant, the First Amendment to Series D Warrant, the First Amendment to Securityholders’ Agreement, and the First Amendment to Registration Rights Agreement, as appropriate. Majority Written Consent executed by the undersigned Stockholder as of 2009. If an Entity: Name of Stockholder (please PRINT) By: Name: Title: Address: Telephone: Facsimile: If an Individual (or if stock is held as Joint Tenants, Tenants in Common or as Community Property): Name of Stockholder (please PRINT) Signature of Stockholder Signature of Joint Tenant, Tenant in Common or other co-owner, if any: Name of Stockholder (please PRINT) Signature of Stockholder Address: Telephone: ( ) Facsimile: ( ) TO BE .COMPLETED BY COMPANY: Number of Shares of Common Stock Owned: Number: of Shares of Series A Preferred Stock Owned : Number of Shares of Series B Preferred Stock Owned: Number of Shares of Series C Preferred Stock Owned: Number of Shares of Series D Preferred Stock Owned: Number of Series B Warrants Owned: Number of Series C Warrants Owned: Number of Series D Warrants Owned:

*** IMPORTANT*** *** RETURN IMMEDIATELY ***Please sign and return via electronic delivery to distefanor@gtlaw.com, or via facsimile lo Rebecca G. DiStefano, Esq. at (561) 367-6251. SIGNATURE PAGE TO WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE CAPITAL STOCK AND PREFERRED STOCK WARRANTS OF XSTREAM SYSTEMS, INC, The undersigned stockholder of XStream Systems, Inc. hereby adopts the resolutions set forth in this Majority Written Consent and authorized its attachment as a counterpart to each of the First Amendment to Series B Warrant, the First Amendment to Series C Warrant, the First Amendment to Series D Warrant, the First Amendment to Securityholders’ Agreement, and the First Amendment to Registration Rights Agreement, as appropriate. Majority Written Consent executed by the undersigned Stockholder as of 2009. If an Entity: Name of Stockholder (please PRINT) By: Name: Title: Address: Telephone: Facsimile: If an Individual (or if stock is held as Joint Tenants, Tenants in Common or as Community Property): Name of Stockholder (please PRINT) Signature of Stockholder Signature of Joint Tenant, Tenant in Common or other co-owner, if any: Name of Stockholder (please PRINT) Signature of Stockholder Address: Telephone: ( ) Facsimile: ( ) TO BE .COMPLETED BY COMPANY: Number of Shares of Common Stock Owned: Number: of Shares of Series A Preferred Stock Owned : Number of Shares of Series B Preferred Stock Owned: Number of Shares of Series C Preferred Stock Owned: Number of Shares of Series D Preferred Stock Owned: Number of Series B Warrants Owned: Number of Series C Warrants Owned: Number of Series D Warrants Owned:

*** IMPORTANT*** *** RETURN IMMEDIATELY ***Please sign and return via electronic delivery to distefanor@gtlaw.com, or via facsimile lo Rebecca G. DiStefano, Esq. at (561) 367-6251. SIGNATURE PAGE TO WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE CAPITAL STOCK AND PREFERRED STOCK WARRANTS OF XSTREAM SYSTEMS, INC, The undersigned stockholder of XStream Systems, Inc. hereby adopts the resolutions set forth in this Majority Written Consent and authorized its attachment as a counterpart to each of the First Amendment to Series B Warrant, the First Amendment to Series C Warrant, the First Amendment to Series D Warrant, the First Amendment to Securityholders’ Agreement, and the First Amendment to Registration Rights Agreement, as appropriate. Majority Written Consent executed by the undersigned Stockholder as of 2009. If an Entity: Name of Stockholder (please PRINT) By: Name: Title: Address: Telephone: Facsimile: If an Individual (or if stock is held as Joint Tenants, Tenants in Common or as Community Property): Name of Stockholder (please PRINT) Signature of Stockholder Signature of Joint Tenant, Tenant in Common or other co-owner, if any: Name of Stockholder (please PRINT) Signature of Stockholder Address: Telephone: ( ) Facsimile: ( ) TO BE .COMPLETED BY COMPANY: Number of Shares of Common Stock Owned: Number: of Shares of Series A Preferred Stock Owned : Number of Shares of Series B Preferred Stock Owned: Number of Shares of Series C Preferred Stock Owned: Number of Shares of Series D Preferred Stock Owned: Number of Series B Warrants Owned: Number of Series C Warrants Owned: Number of Series D Warrants Owned:

*** IMPORTANT*** *** RETURN IMMEDIATELY ***Please sign and return via electronic delivery to distefanor@gtlaw.com, or via facsimile lo Rebecca G. DiStefano, Esq. at (561) 367-6251. SIGNATURE PAGE TO WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE CAPITAL STOCK AND PREFERRED STOCK WARRANTS OF XSTREAM SYSTEMS, INC, The undersigned stockholder of XStream Systems, Inc. hereby adopts the resolutions set forth in this Majority Written Consent and authorized its attachment as a counterpart to each of the First Amendment to Series B Warrant, the First Amendment to Series C Warrant, the First Amendment to Series D Warrant, the First Amendment to Securityholders’ Agreement, and the First Amendment to Registration Rights Agreement, as appropriate. Majority Written Consent executed by the undersigned Stockholder as of 2009. If an Entity: Name of Stockholder (please PRINT) By: Name: Title: Address: Telephone: Facsimile: If an Individual (or if stock is held as Joint Tenants, Tenants in Common or as Community Property): Name of Stockholder (please PRINT) Signature of Stockholder Signature of Joint Tenant, Tenant in Common or other co-owner, if any: Name of Stockholder (please PRINT) Signature of Stockholder Address: Telephone: ( ) Facsimile: ( ) TO BE .COMPLETED BY COMPANY: Number of Shares of Common Stock Owned: Number: of Shares of Series A Preferred Stock Owned : Number of Shares of Series B Preferred Stock Owned: Number of Shares of Series C Preferred Stock Owned: Number of Shares of Series D Preferred Stock Owned: Number of Series B Warrants Owned: Number of Series C Warrants Owned: Number of Series D Warrants Owned:

*** IMPORTANT*** *** RETURN IMMEDIATELY ***Please sign and return via electronic delivery to distefanor@gtlaw.com, or via facsimile lo Rebecca G. DiStefano, Esq. at (561) 367-6251. SIGNATURE PAGE TO WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE CAPITAL STOCK AND PREFERRED STOCK WARRANTS OF XSTREAM SYSTEMS, INC, The undersigned stockholder of XStream Systems, Inc. hereby adopts the resolutions set forth in this Majority Written Consent and authorized its attachment as a counterpart to each of the First Amendment to Series B Warrant, the First Amendment to Series C Warrant, the First Amendment to Series D Warrant, the First Amendment to Securityholders’ Agreement, and the First Amendment to Registration Rights Agreement, as appropriate. Majority Written Consent executed by the undersigned Stockholder as of 2009. If an Entity: Name of Stockholder (please PRINT) By: Name: Title: Address: Telephone: Facsimile: If an Individual (or if stock is held as Joint Tenants, Tenants in Common or as Community Property): Name of Stockholder (please PRINT) Signature of Stockholder Signature of Joint Tenant, Tenant in Common or other co-owner, if any: Name of Stockholder (please PRINT) Signature of Stockholder Address: Telephone: ( ) Facsimile: ( ) TO BE .COMPLETED BY COMPANY: Number of Shares of Common Stock Owned: Number: of Shares of Series A Preferred Stock Owned : Number of Shares of Series B Preferred Stock Owned: Number of Shares of Series C Preferred Stock Owned: Number of Shares of Series D Preferred Stock Owned: Number of Series B Warrants Owned: Number of Series C Warrants Owned: Number of Series D Warrants Owned:

*** IMPORTANT*** *** RETURN IMMEDIATELY ***Please sign and return via electronic delivery to distefanor@gtlaw.com, or via facsimile lo Rebecca G. DiStefano, Esq. at (561) 367-6251. SIGNATURE PAGE TO WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE CAPITAL STOCK AND PREFERRED STOCK WARRANTS OF XSTREAM SYSTEMS, INC, The undersigned stockholder of XStream Systems, Inc. hereby adopts the resolutions set forth in this Majority Written Consent and authorized its attachment as a counterpart to each of the First Amendment to Series B Warrant, the First Amendment to Series C Warrant, the First Amendment to Series D Warrant, the First Amendment to Securityholders’ Agreement, and the First Amendment to Registration Rights Agreement, as appropriate. Majority Written Consent executed by the undersigned Stockholder as of 2009. If an Entity: Name of Stockholder (please PRINT) By: Name: Title: Address: Telephone: Facsimile: If an Individual (or if stock is held as Joint Tenants, Tenants in Common or as Community Property): Name of Stockholder (please PRINT) Signature of Stockholder Signature of Joint Tenant, Tenant in Common or other co-owner, if any: Name of Stockholder (please PRINT) Signature of Stockholder Address: Telephone: ( ) Facsimile: ( ) TO BE .COMPLETED BY COMPANY: Number of Shares of Common Stock Owned: Number: of Shares of Series A Preferred Stock Owned : Number of Shares of Series B Preferred Stock Owned: Number of Shares of Series C Preferred Stock Owned: Number of Shares of Series D Preferred Stock Owned: Number of Series B Warrants Owned: Number of Series C Warrants Owned: Number of Series D Warrants Owned:

*** IMPORTANT*** *** RETURN IMMEDIATELY ***Please sign and return via electronic delivery to distefanor@gtlaw.com, or via facsimile lo Rebecca G. DiStefano, Esq. at (561) 367-6251. SIGNATURE PAGE TO WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE CAPITAL STOCK AND PREFERRED STOCK WARRANTS OF XSTREAM SYSTEMS, INC, The undersigned stockholder of XStream Systems, Inc. hereby adopts the resolutions set forth in this Majority Written Consent and authorized its attachment as a counterpart to each of the First Amendment to Series B Warrant, the First Amendment to Series C Warrant, the First Amendment to Series D Warrant, the First Amendment to Securityholders’ Agreement, and the First Amendment to Registration Rights Agreement, as appropriate. Majority Written Consent executed by the undersigned Stockholder as of 2009. If an Entity: Name of Stockholder (please PRINT) By: Name: Title: Address: Telephone: Facsimile: If an Individual (or if stock is held as Joint Tenants, Tenants in Common or as Community Property): Name of Stockholder (please PRINT) Signature of Stockholder Signature of Joint Tenant, Tenant in Common or other co-owner, if any: Name of Stockholder (please PRINT) Signature of Stockholder Address: Telephone: ( ) Facsimile: ( ) TO BE .COMPLETED BY COMPANY: Number of Shares of Common Stock Owned: Number: of Shares of Series A Preferred Stock Owned : Number of Shares of Series B Preferred Stock Owned: Number of Shares of Series C Preferred Stock Owned: Number of Shares of Series D Preferred Stock Owned: Number of Series B Warrants Owned: Number of Series C Warrants Owned: Number of Series D Warrants Owned:

*** IMPORTANT*** *** RETURN IMMEDIATELY ***Please sign and return via electronic delivery to distefanor@gtlaw.com, or via facsimile lo Rebecca G. DiStefano, Esq. at (561) 367-6251. SIGNATURE PAGE TO WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE CAPITAL STOCK AND PREFERRED STOCK WARRANTS OF XSTREAM SYSTEMS, INC, The undersigned stockholder of XStream Systems, Inc. hereby adopts the resolutions set forth in this Majority Written Consent and authorized its attachment as a counterpart to each of the First Amendment to Series B Warrant, the First Amendment to Series C Warrant, the First Amendment to Series D Warrant, the First Amendment to Securityholders’ Agreement, and the First Amendment to Registration Rights Agreement, as appropriate. Majority Written Consent executed by the undersigned Stockholder as of 2009. If an Entity: Name of Stockholder (please PRINT) By: Name: Title: Address: Telephone: Facsimile: If an Individual (or if stock is held as Joint Tenants, Tenants in Common or as Community Property): Name of Stockholder (please PRINT) Signature of Stockholder Signature of Joint Tenant, Tenant in Common or other co-owner, if any: Name of Stockholder (please PRINT) Signature of Stockholder Address: Telephone: ( ) Facsimile: ( ) TO BE .COMPLETED BY COMPANY: Number of Shares of Common Stock Owned: Number: of Shares of Series A Preferred Stock Owned : Number of Shares of Series B Preferred Stock Owned: Number of Shares of Series C Preferred Stock Owned: Number of Shares of Series D Preferred Stock Owned: Number of Series B Warrants Owned: Number of Series C Warrants Owned: Number of Series D Warrants Owned:

*** IMPORTANT*** *** RETURN IMMEDIATELY ***Please sign and return via electronic delivery to distefanor@gtlaw.com, or via facsimile lo Rebecca G. DiStefano, Esq. at (561) 367-6251. SIGNATURE PAGE TO WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE CAPITAL STOCK AND PREFERRED STOCK WARRANTS OF XSTREAM SYSTEMS, INC, The undersigned stockholder of XStream Systems, Inc. hereby adopts the resolutions set forth in this Majority Written Consent and authorized its attachment as a counterpart to each of the First Amendment to Series B Warrant, the First Amendment to Series C Warrant, the First Amendment to Series D Warrant, the First Amendment to Securityholders’ Agreement, and the First Amendment to Registration Rights Agreement, as appropriate. Majority Written Consent executed by the undersigned Stockholder as of 2009. If an Entity: Name of Stockholder (please PRINT) By: Name: Title: Address: Telephone: Facsimile: If an Individual (or if stock is held as Joint Tenants, Tenants in Common or as Community Property): Name of Stockholder (please PRINT) Signature of Stockholder Signature of Joint Tenant, Tenant in Common or other co-owner, if any: Name of Stockholder (please PRINT) Signature of Stockholder Address: Telephone: ( ) Facsimile: ( ) TO BE .COMPLETED BY COMPANY: Number of Shares of Common Stock Owned: Number: of Shares of Series A Preferred Stock Owned : Number of Shares of Series B Preferred Stock Owned: Number of Shares of Series C Preferred Stock Owned: Number of Shares of Series D Preferred Stock Owned: Number of Series B Warrants Owned: Number of Series C Warrants Owned: Number of Series D Warrants Owned:

*** IMPORTANT*** *** RETURN IMMEDIATELY ***Please sign and return via electronic delivery to distefanor@gtlaw.com, or via facsimile lo Rebecca G. DiStefano, Esq. at (561) 367-6251. SIGNATURE PAGE TO WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE CAPITAL STOCK AND PREFERRED STOCK WARRANTS OF XSTREAM SYSTEMS, INC, The undersigned stockholder of XStream Systems, Inc. hereby adopts the resolutions set forth in this Majority Written Consent and authorized its attachment as a counterpart to each of the First Amendment to Series B Warrant, the First Amendment to Series C Warrant, the First Amendment to Series D Warrant, the First Amendment to Securityholders’ Agreement, and the First Amendment to Registration Rights Agreement, as appropriate. Majority Written Consent executed by the undersigned Stockholder as of 2009. If an Entity: Name of Stockholder (please PRINT) By: Name: Title: Address: Telephone: Facsimile: If an Individual (or if stock is held as Joint Tenants, Tenants in Common or as Community Property): Name of Stockholder (please PRINT) Signature of Stockholder Signature of Joint Tenant, Tenant in Common or other co-owner, if any: Name of Stockholder (please PRINT) Signature of Stockholder Address: Telephone: ( ) Facsimile: ( ) TO BE .COMPLETED BY COMPANY: Number of Shares of Common Stock Owned: Number: of Shares of Series A Preferred Stock Owned : Number of Shares of Series B Preferred Stock Owned: Number of Shares of Series C Preferred Stock Owned: Number of Shares of Series D Preferred Stock Owned: Number of Series B Warrants Owned: Number of Series C Warrants Owned: Number of Series D Warrants Owned:

Please execute and date and immediately return the enclosed signature page to this majority written consent of the stockholders by hand post, electronic mail or facsimile to: Rebecca DiStefano, Esp. Greenberg Traurig, P.A 5100Town Center Circle, Suite 400 Boca Raton, Florida 33486 distefanor@gtlaw.com (561) 367-6254 (facsimile) if you have any question regarding this written consent or the materials referenced jereom, please contact christie butler, cheif financial officer, by telephone on +1-772-646-6208 or by email at c.butler@xstremasystems.net *** IMPORTANT*** *** RETURN IMMEDIATELY ***Please sign and return via electronic delivery to distefanor@gtlaw.com, or via facsimile lo Rebecca G. DiStefano, Esq. at (561) 367-6251. SIGNATURE PAGE TO WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE CAPITAL STOCK AND PREFERRED STOCK WARRANTS OF XSTREAM SYSTEMS, INC, The undersigned stockholder of XStream Systems, Inc. hereby adopts the resolutions set forth in this Majority Written Consent and authorized its attachment as a counterpart to each of the First Amendment to Series B Warrant, the First Amendment to Series C Warrant, the First Amendment to Series D Warrant, the First Amendment to Securityholders’ Agreement, and the First Amendment to Registration Rights Agreement, as appropriate. Majority Written Consent executed by the undersigned Stockholder as of 2009. If an Entity: Name of Stockholder (please PRINT) By: Name: Title: Address: Telephone: Facsimile: If an Individual (or if stock is held as Joint Tenants, Tenants in Common or as Community Property): Name of Stockholder (please PRINT) Signature of Stockholder Signature of Joint Tenant, Tenant in Common or other co-owner, if any:

*** IMPORTANT*** *** RETURN IMMEDIATELY ***Please sign and return via electronic delivery to distefanor@gtlaw.com, or via facsimile lo Rebecca G. DiStefano, Esq. at (561) 367-6251. SIGNATURE PAGE TO WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE CAPITAL STOCK AND PREFERRED STOCK WARRANTS OF XSTREAM SYSTEMS, INC, The undersigned stockholder of XStream Systems, Inc. hereby adopts the resolutions set forth in this Majority Written Consent and authorized its attachment as a counterpart to each of the First Amendment to Series B Warrant, the First Amendment to Series C Warrant, the First Amendment to Series D Warrant, the First Amendment to Securityholders’ Agreement, and the First Amendment to Registration Rights Agreement, as appropriate. Majority Written Consent executed by the undersigned Stockholder as of 2009. If an Entity: Name of Stockholder (please PRINT) By: Name: Title: Address: Telephone: Facsimile: If an Individual (or if stock is held as Joint Tenants, Tenants in Common or as Community Property): Name of Stockholder (please PRINT) Signature of Stockholder Signature of Joint Tenant, Tenant in Common or other co-owner, if any: Name of Stockholder (please PRINT) Signature of Stockholder Address: Telephone: ( ) Facsimile: ( ) TO BE .COMPLETED BY COMPANY: Number of Shares of Common Stock Owned: Number: of Shares of Series A Preferred Stock Owned : Number of Shares of Series B Preferred Stock Owned: Number of Shares of Series C Preferred Stock Owned: Number of Shares of Series D Preferred Stock Owned: Number of Series B Warrants Owned: Number of Series C Warrants Owned: Number of Series D Warrants Owned:

*** IMPORTANT*** *** RETURN IMMEDIATELY ***Please sign and return via electronic delivery to distefanor@gtlaw.com, or via facsimile lo Rebecca G. DiStefano, Esq. at (561) 367-6251. SIGNATURE PAGE TO WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE CAPITAL STOCK AND PREFERRED STOCK WARRANTS OF XSTREAM SYSTEMS, INC, The undersigned stockholder of XStream Systems, Inc. hereby adopts the resolutions set forth in this Majority Written Consent and authorized its attachment as a counterpart to each of the First Amendment to Series B Warrant, the First Amendment to Series C Warrant, the First Amendment to Series D Warrant, the First Amendment to Securityholders’ Agreement, and the First Amendment to Registration Rights Agreement, as appropriate. Majority Written Consent executed by the undersigned Stockholder as of 2009. If an Entity: Name of Stockholder (please PRINT) By: Name: Title: Address: Telephone: Facsimile: If an Individual (or if stock is held as Joint Tenants, Tenants in Common or as Community Property): Name of Stockholder (please PRINT) Signature of Stockholder Signature of Joint Tenant, Tenant in Common or other co-owner, if any: Name of Stockholder (please PRINT) Signature of Stockholder Address: Telephone: ( ) Facsimile: ( ) TO BE .COMPLETED BY COMPANY: Number of Shares of Common Stock Owned: Number: of Shares of Series A Preferred Stock Owned : Number of Shares of Series B Preferred Stock Owned: Number of Shares of Series C Preferred Stock Owned: Number of Shares of Series D Preferred Stock Owned: Number of Series B Warrants Owned: Number of Series C Warrants Owned: Number of Series D Warrants Owned:

*** IMPORTANT*** *** RETURN IMMEDIATELY ***Please sign and return via electronic delivery to distefanor@gtlaw.com, or via facsimile lo Rebecca G. DiStefano, Esq. at (561) 367-6251. SIGNATURE PAGE TO WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE CAPITAL STOCK AND PREFERRED STOCK WARRANTS OF XSTREAM SYSTEMS, INC, The undersigned stockholder of XStream Systems, Inc. hereby adopts the resolutions set forth in this Majority Written Consent and authorized its attachment as a counterpart to each of the First Amendment to Series B Warrant, the First Amendment to Series C Warrant, the First Amendment to Series D Warrant, the First Amendment to Securityholders’ Agreement, and the First Amendment to Registration Rights Agreement, as appropriate. Majority Written Consent executed by the undersigned Stockholder as of 2009. If an Entity: Name of Stockholder (please PRINT) By: Name: Title: Address: Telephone: Facsimile: If an Individual (or if stock is held as Joint Tenants, Tenants in Common or as Community Property): Name of Stockholder (please PRINT) Signature of Stockholder Signature of Joint Tenant, Tenant in Common or other co-owner, if any: Name of Stockholder (please PRINT) Signature of Stockholder Address: Telephone: ( ) Facsimile: ( ) TO BE .COMPLETED BY COMPANY: Number of Shares of Common Stock Owned: Number: of Shares of Series A Preferred Stock Owned : Number of Shares of Series B Preferred Stock Owned: Number of Shares of Series C Preferred Stock Owned: Number of Shares of Series D Preferred Stock Owned: Number of Series B Warrants Owned: Number of Series C Warrants Owned: Number of Series D Warrants Owned:

*** IMPORTANT*** *** RETURN IMMEDIATELY ***Please sign and return via electronic delivery to distefanor@gtlaw.com, or via facsimile lo Rebecca G. DiStefano, Esq. at (561) 367-6251. SIGNATURE PAGE TO WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE CAPITAL STOCK AND PREFERRED STOCK WARRANTS OF XSTREAM SYSTEMS, INC, The undersigned stockholder of XStream Systems, Inc. hereby adopts the resolutions set forth in this Majority Written Consent and authorized its attachment as a counterpart to each of the First Amendment to Series B Warrant, the First Amendment to Series C Warrant, the First Amendment to Series D Warrant, the First Amendment to Securityholders’ Agreement, and the First Amendment to Registration Rights Agreement, as appropriate. Majority Written Consent executed by the undersigned Stockholder as of 2009. If an Entity: Name of Stockholder (please PRINT) By: Name: Title: Address: Telephone: Facsimile: If an Individual (or if stock is held as Joint Tenants, Tenants in Common or as Community Property): Name of Stockholder (please PRINT) Signature of Stockholder Signature of Joint Tenant, Tenant in Common or other co-owner, if any: Name of Stockholder (please PRINT) Signature of Stockholder Address: Telephone: ( ) Facsimile: ( ) TO BE .COMPLETED BY COMPANY: Number of Shares of Common Stock Owned: Number: of Shares of Series A Preferred Stock Owned : Number of Shares of Series B Preferred Stock Owned: Number of Shares of Series C Preferred Stock Owned: Number of Shares of Series D Preferred Stock Owned: Number of Series B Warrants Owned: Number of Series C Warrants Owned: Number of Series D Warrants Owned:

*** IMPORTANT*** *** RETURN IMMEDIATELY ***Please sign and return via electronic delivery to distefanor@gtlaw.com, or via facsimile lo Rebecca G. DiStefano, Esq. at (561) 367-6251. SIGNATURE PAGE TO WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE CAPITAL STOCK AND PREFERRED STOCK WARRANTS OF XSTREAM SYSTEMS, INC, The undersigned stockholder of XStream Systems, Inc. hereby adopts the resolutions set forth in this Majority Written Consent and authorized its attachment as a counterpart to each of the First Amendment to Series B Warrant, the First Amendment to Series C Warrant, the First Amendment to Series D Warrant, the First Amendment to Securityholders’ Agreement, and the First Amendment to Registration Rights Agreement, as appropriate. Majority Written Consent executed by the undersigned Stockholder as of 2009. If an Entity: Name of Stockholder (please PRINT) By: Name: Title: Address: Telephone: Facsimile: If an Individual (or if stock is held as Joint Tenants, Tenants in Common or as Community Property): Name of Stockholder (please PRINT) Signature of Stockholder Signature of Joint Tenant, Tenant in Common or other co-owner, if any: Name of Stockholder (please PRINT) Signature of Stockholder Address: Telephone: ( ) Facsimile: ( ) TO BE .COMPLETED BY COMPANY: Number of Shares of Common Stock Owned: Number: of Shares of Series A Preferred Stock Owned : Number of Shares of Series B Preferred Stock Owned: Number of Shares of Series C Preferred Stock Owned: Number of Shares of Series D Preferred Stock Owned: Number of Series B Warrants Owned: Number of Series C Warrants Owned: Number of Series D Warrants Owned:

*** IMPORTANT*** *** RETURN IMMEDIATELY ***Please sign and return via electronic delivery to distefanor@gtlaw.com, or via facsimile lo Rebecca G. DiStefano, Esq. at (561) 367-6251. SIGNATURE PAGE TO WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE CAPITAL STOCK AND PREFERRED STOCK WARRANTS OF XSTREAM SYSTEMS, INC, The undersigned stockholder of XStream Systems, Inc. hereby adopts the resolutions set forth in this Majority Written Consent and authorized its attachment as a counterpart to each of the First Amendment to Series B Warrant, the First Amendment to Series C Warrant, the First Amendment to Series D Warrant, the First Amendment to Securityholders’ Agreement, and the First Amendment to Registration Rights Agreement, as appropriate. Majority Written Consent executed by the undersigned Stockholder as of 2009. If an Entity: Name of Stockholder (please PRINT) By: Name: Title: Address: Telephone: Facsimile: If an Individual (or if stock is held as Joint Tenants, Tenants in Common or as Community Property): Name of Stockholder (please PRINT) Signature of Stockholder Signature of Joint Tenant, Tenant in Common or other co-owner, if any: Name of Stockholder (please PRINT) Signature of Stockholder Address: Telephone: ( ) Facsimile: ( ) TO BE .COMPLETED BY COMPANY: Number of Shares of Common Stock Owned: Number: of Shares of Series A Preferred Stock Owned : Number of Shares of Series B Preferred Stock Owned: Number of Shares of Series C Preferred Stock Owned: Number of Shares of Series D Preferred Stock Owned: Number of Series B Warrants Owned: Number of Series C Warrants Owned: Number of Series D Warrants Owned:

*** IMPORTANT*** *** RETURN IMMEDIATELY ***Please sign and return via electronic delivery to distefanor@gtlaw.com, or via facsimile lo Rebecca G. DiStefano, Esq. at (561) 367-6251. SIGNATURE PAGE TO WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE CAPITAL STOCK AND PREFERRED STOCK WARRANTS OF XSTREAM SYSTEMS, INC, The undersigned stockholder of XStream Systems, Inc. hereby adopts the resolutions set forth in this Majority Written Consent and authorized its attachment as a counterpart to each of the First Amendment to Series B Warrant, the First Amendment to Series C Warrant, the First Amendment to Series D Warrant, the First Amendment to Securityholders’ Agreement, and the First Amendment to Registration Rights Agreement, as appropriate. Majority Written Consent executed by the undersigned Stockholder as of 2009. If an Entity: Name of Stockholder (please PRINT) By: Name: Title: Address: Telephone: Facsimile: If an Individual (or if stock is held as Joint Tenants, Tenants in Common or as Community Property): Name of Stockholder (please PRINT) Signature of Stockholder Signature of Joint Tenant, Tenant in Common or other co-owner, if any: Name of Stockholder (please PRINT) Signature of Stockholder Address: Telephone: ( ) Facsimile: ( ) TO BE .COMPLETED BY COMPANY: Number of Shares of Common Stock Owned: Number: of Shares of Series A Preferred Stock Owned : Number of Shares of Series B Preferred Stock Owned: Number of Shares of Series C Preferred Stock Owned: Number of Shares of Series D Preferred Stock Owned: Number of Series B Warrants Owned: Number of Series C Warrants Owned: Number of Series D Warrants Owned:

*** IMPORTANT*** *** RETURN IMMEDIATELY ***Please sign and return via electronic delivery to distefanor@gtlaw.com, or via facsimile lo Rebecca G. DiStefano, Esq. at (561) 367-6251. SIGNATURE PAGE TO WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE CAPITAL STOCK AND PREFERRED STOCK WARRANTS OF XSTREAM SYSTEMS, INC, The undersigned stockholder of XStream Systems, Inc. hereby adopts the resolutions set forth in this Majority Written Consent and authorized its attachment as a counterpart to each of the First Amendment to Series B Warrant, the First Amendment to Series C Warrant, the First Amendment to Series D Warrant, the First Amendment to Securityholders’ Agreement, and the First Amendment to Registration Rights Agreement, as appropriate. Majority Written Consent executed by the undersigned Stockholder as of 2009. If an Entity: Name of Stockholder (please PRINT) By: Name: Title: Address: Telephone: Facsimile: If an Individual (or if stock is held as Joint Tenants, Tenants in Common or as Community Property): Name of Stockholder (please PRINT) Signature of Stockholder Signature of Joint Tenant, Tenant in Common or other co-owner, if any: Name of Stockholder (please PRINT) Signature of Stockholder Address: Telephone: ( ) Facsimile: ( ) TO BE .COMPLETED BY COMPANY: Number of Shares of Common Stock Owned: Number: of Shares of Series A Preferred Stock Owned : Number of Shares of Series B Preferred Stock Owned: Number of Shares of Series C Preferred Stock Owned: Number of Shares of Series D Preferred Stock Owned: Number of Series B Warrants Owned: Number of Series C Warrants Owned: Number of Series D Warrants Owned:

*** IMPORTANT*** *** RETURN IMMEDIATELY ***Please sign and return via electronic delivery to distefanor@gtlaw.com, or via facsimile lo Rebecca G. DiStefano, Esq. at (561) 367-6251. SIGNATURE PAGE TO WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE CAPITAL STOCK AND PREFERRED STOCK WARRANTS OF XSTREAM SYSTEMS, INC, The undersigned stockholder of XStream Systems, Inc. hereby adopts the resolutions set forth in this Majority Written Consent and authorized its attachment as a counterpart to each of the First Amendment to Series B Warrant, the First Amendment to Series C Warrant, the First Amendment to Series D Warrant, the First Amendment to Securityholders’ Agreement, and the First Amendment to Registration Rights Agreement, as appropriate. Majority Written Consent executed by the undersigned Stockholder as of 2009. If an Entity: Name of Stockholder (please PRINT) By: Name: Title: Address: Telephone: Facsimile: If an Individual (or if stock is held as Joint Tenants, Tenants in Common or as Community Property): Name of Stockholder (please PRINT) Signature of Stockholder Signature of Joint Tenant, Tenant in Common or other co-owner, if any: Name of Stockholder (please PRINT) Signature of Stockholder Address: Telephone: ( ) Facsimile: ( ) TO BE .COMPLETED BY COMPANY: Number of Shares of Common Stock Owned: Number: of Shares of Series A Preferred Stock Owned : Number of Shares of Series B Preferred Stock Owned: Number of Shares of Series C Preferred Stock Owned: Number of Shares of Series D Preferred Stock Owned: Number of Series B Warrants Owned: Number of Series C Warrants Owned: Number of Series D Warrants Owned:

*** IMPORTANT*** *** RETURN UMMEDIATELY *** Please sign and return via electronic delivery to distefanor@gtlaw.com, or via facsimile to Rebecca G. DiStefano, Esq. at (561) 367-6254. SIGNATURE PAGE TO WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE CAPITAL STOCK AND PREFERRED STOCK WARRANTS OF XSTREAM SYSTEMS, INC. The undersigned stockholder of XStream Systems, Inc. hereby adopts the resolutions set forth in this Majority Written Consent and authorized its attachment as a counterpart to each of the First Amendment to Series B Warrant, the First Amendment to Series C Warrant, the First Amendment to Series D Warrant, the First Amendment to Securityholders’ Agreement, and the First Amendment to Registration Rights Agreement, as appropriate. Majority Written Consent executed by the undersigned Stockholder as of , 2009. If an Entity: If an individual (or if stock is held as Joint Tenants, Tenants in Common or as Community Property): Name of Stockholder (please PRINT) Name of Stockholder (please PRINT) By: Name: Signature of Stockholder Title: Address: Signature of Joint Tennant, Tenant in Common or other co-owner, if any: Telephone: Name of Stockholder (please PRINT) Facsimile: Signature of Stockholder Address: Telephone: Facsimile: TO BE COMPLETED BY COMPANY: Number of Shares of Common Stock Owned: Number of Shares of Series A Preferred Stock Owned: Number of Shares of Series B Preferred Stock Owned: Number of Series B Warrants Owned: Number of Shares of Series C Preferred Stock Owned: Number of Series C Warrants Owned: Number of Shares of Series D Preferred Stock Owned: Number of Series D Warrants Owned:

*** IMPORTANT*** *** RETURN UMMEDIATELY *** Please sign and return via electronic delivery to distefanor@gtlaw.com, or via facsimile to Rebecca G. DiStefano, Esq. at (561) 367-6254. SIGNATURE PAGE TO WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE CAPITAL STOCK AND PREFERRED STOCK WARRANTS OF XSTREAM SYSTEMS, INC. The undersigned stockholder of XStream Systems, Inc. hereby adopts the resolutions set forth in this Majority Written Consent and authorized its attachment as a counterpart to each of the First Amendment to Series B Warrant, the First Amendment to Series C Warrant, the First Amendment to Series D Warrant, the First Amendment to Securityholders’ Agreement, and the First Amendment to Registration Rights Agreement, as appropriate. Majority Written Consent executed by the undersigned Stockholder as of , 2009. If an Entity: If an individual (or if stock is held as Joint Tenants, Tenants in Common or as Community Property): Name of Stockholder (please PRINT) Name of Stockholder (please PRINT) By: Name: Signature of Stockholder Title: Address: Signature of Joint Tennant, Tenant in Common or other co-owner, if any: Telephone: Name of Stockholder (please PRINT) Facsimile: Signature of Stockholder Address: Telephone: Facsimile: TO BE COMPLETED BY COMPANY: Number of Shares of Common Stock Owned: Number of Shares of Series A Preferred Stock Owned: Number of Shares of Series B Preferred Stock Owned: Number of Series B Warrants Owned: Number of Shares of Series C Preferred Stock Owned: Number of Series C Warrants Owned: Number of Shares of Series D Preferred Stock Owned: Number of Series D Warrants Owned:

*** IMPORTANT*** *** RETURN UMMEDIATELY *** Please sign and return via electronic delivery to distefanor@gtlaw.com, or via facsimile to Rebecca G. DiStefano, Esq. at (561) 367-6254. SIGNATURE PAGE TO WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE CAPITAL STOCK AND PREFERRED STOCK WARRANTS OF XSTREAM SYSTEMS, INC. The undersigned stockholder of XStream Systems, Inc. hereby adopts the resolutions set forth in this Majority Written Consent and authorized its attachment as a counterpart to each of the First Amendment to Series B Warrant, the First Amendment to Series C Warrant, the First Amendment to Series D Warrant, the First Amendment to Securityholders’ Agreement, and the First Amendment to Registration Rights Agreement, as appropriate. Majority Written Consent executed by the undersigned Stockholder as of , 2009. If an Entity: If an individual (or if stock is held as Joint Tenants, Tenants in Common or as Community Property): Name of Stockholder (please PRINT) Name of Stockholder (please PRINT) By: Name: Signature of Stockholder Title: Address: Signature of Joint Tennant, Tenant in Common or other co-owner, if any: Telephone: Name of Stockholder (please PRINT) Facsimile: Signature of Stockholder Address: Telephone: Facsimile: TO BE COMPLETED BY COMPANY: Number of Shares of Common Stock Owned: Number of Shares of Series A Preferred Stock Owned: Number of Shares of Series B Preferred Stock Owned: Number of Series B Warrants Owned: Number of Shares of Series C Preferred Stock Owned: Number of Series C Warrants Owned: Number of Shares of Series D Preferred Stock Owned: Number of Series D Warrants Owned:

*** IMPORTANT*** *** RETURN UMMEDIATELY *** Please sign and return via electronic delivery to distefanor@gtlaw.com, or via facsimile to Rebecca G. DiStefano, Esq. at (561) 367-6254. SIGNATURE PAGE TO WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE CAPITAL STOCK AND PREFERRED STOCK WARRANTS OF XSTREAM SYSTEMS, INC. The undersigned stockholder of XStream Systems, Inc. hereby adopts the resolutions set forth in this Majority Written Consent and authorized its attachment as a counterpart to each of the First Amendment to Series B Warrant, the First Amendment to Series C Warrant, the First Amendment to Series D Warrant, the First Amendment to Securityholders’ Agreement, and the First Amendment to Registration Rights Agreement, as appropriate. Majority Written Consent executed by the undersigned Stockholder as of , 2009. If an Entity: If an individual (or if stock is held as Joint Tenants, Tenants in Common or as Community Property): Name of Stockholder (please PRINT) Name of Stockholder (please PRINT) By: Name: Signature of Stockholder Title: Address: Signature of Joint Tennant, Tenant in Common or other co-owner, if any: Telephone: Name of Stockholder (please PRINT) Facsimile: Signature of Stockholder Address: Telephone: Facsimile: TO BE COMPLETED BY COMPANY: Number of Shares of Common Stock Owned: Number of Shares of Series A Preferred Stock Owned: Number of Shares of Series B Preferred Stock Owned: Number of Series B Warrants Owned: Number of Shares of Series C Preferred Stock Owned: Number of Series C Warrants Owned: Number of Shares of Series D Preferred Stock Owned: Number of Series D Warrants Owned:

*** IMPORTANT*** *** RETURN UMMEDIATELY *** Please sign and return via electronic delivery to distefanor@gtlaw.com, or via facsimile to Rebecca G. DiStefano, Esq. at (561) 367-6254. SIGNATURE PAGE TO WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE CAPITAL STOCK AND PREFERRED STOCK WARRANTS OF XSTREAM SYSTEMS, INC. The undersigned stockholder of XStream Systems, Inc. hereby adopts the resolutions set forth in this Majority Written Consent and authorized its attachment as a counterpart to each of the First Amendment to Series B Warrant, the First Amendment to Series C Warrant, the First Amendment to Series D Warrant, the First Amendment to Securityholders’ Agreement, and the First Amendment to Registration Rights Agreement, as appropriate. Majority Written Consent executed by the undersigned Stockholder as of , 2009. If an Entity: If an individual (or if stock is held as Joint Tenants, Tenants in Common or as Community Property): Name of Stockholder (please PRINT) Name of Stockholder (please PRINT) By: Name: Signature of Stockholder Title: Address: Signature of Joint Tennant, Tenant in Common or other co-owner, if any: Telephone: Name of Stockholder (please PRINT) Facsimile: Signature of Stockholder Address: Telephone: Facsimile: TO BE COMPLETED BY COMPANY: Number of Shares of Common Stock Owned: Number of Shares of Series A Preferred Stock Owned: Number of Shares of Series B Preferred Stock Owned: Number of Series B Warrants Owned: Number of Shares of Series C Preferred Stock Owned: Number of Series C Warrants Owned: Number of Shares of Series D Preferred Stock Owned: Number of Series D Warrants Owned:

*** IMPORTANT*** *** RETURN UMMEDIATELY *** Please sign and return via electronic delivery to distefanor@gtlaw.com, or via facsimile to Rebecca G. DiStefano, Esq. at (561) 367-6254. SIGNATURE PAGE TO WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE CAPITAL STOCK AND PREFERRED STOCK WARRANTS OF XSTREAM SYSTEMS, INC. The undersigned stockholder of XStream Systems, Inc. hereby adopts the resolutions set forth in this Majority Written Consent and authorized its attachment as a counterpart to each of the First Amendment to Series B Warrant, the First Amendment to Series C Warrant, the First Amendment to Series D Warrant, the First Amendment to Securityholders’ Agreement, and the First Amendment to Registration Rights Agreement, as appropriate. Majority Written Consent executed by the undersigned Stockholder as of , 2009. If an Entity: If an individual (or if stock is held as Joint Tenants, Tenants in Common or as Community Property): Name of Stockholder (please PRINT) Name of Stockholder (please PRINT) By: Name: Signature of Stockholder Title: Address: Signature of Joint Tennant, Tenant in Common or other co-owner, if any: Telephone: Name of Stockholder (please PRINT) Facsimile: Signature of Stockholder Address: Telephone: Facsimile: TO BE COMPLETED BY COMPANY: Number of Shares of Common Stock Owned: Number of Shares of Series A Preferred Stock Owned: Number of Shares of Series B Preferred Stock Owned: Number of Series B Warrants Owned: Number of Shares of Series C Preferred Stock Owned: Number of Series C Warrants Owned: Number of Shares of Series D Preferred Stock Owned: Number of Series D Warrants Owned:

*** IMPORTANT*** *** RETURN UMMEDIATELY *** Please sign and return via electronic delivery to distefanor@gtlaw.com, or via facsimile to Rebecca G. DiStefano, Esq. at (561) 367-6254. SIGNATURE PAGE TO WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE CAPITAL STOCK AND PREFERRED STOCK WARRANTS OF XSTREAM SYSTEMS, INC. The undersigned stockholder of XStream Systems, Inc. hereby adopts the resolutions set forth in this Majority Written Consent and authorized its attachment as a counterpart to each of the First Amendment to Series B Warrant, the First Amendment to Series C Warrant, the First Amendment to Series D Warrant, the First Amendment to Securityholders’ Agreement, and the First Amendment to Registration Rights Agreement, as appropriate. Majority Written Consent executed by the undersigned Stockholder as of , 2009. If an Entity: If an individual (or if stock is held as Joint Tenants, Tenants in Common or as Community Property): Name of Stockholder (please PRINT) Name of Stockholder (please PRINT) By: Name: Signature of Stockholder Title: Address: Signature of Joint Tennant, Tenant in Common or other co-owner, if any: Telephone: Name of Stockholder (please PRINT) Facsimile: Signature of Stockholder Address: Telephone: Facsimile: TO BE COMPLETED BY COMPANY: Number of Shares of Common Stock Owned: Number of Shares of Series A Preferred Stock Owned: Number of Shares of Series B Preferred Stock Owned: Number of Series B Warrants Owned: Number of Shares of Series C Preferred Stock Owned: Number of Series C Warrants Owned: Number of Shares of Series D Preferred Stock Owned: Number of Series D Warrants Owned:

*** IMPORTANT*** *** RETURN UMMEDIATELY *** Please sign and return via electronic delivery to distefanor@gtlaw.com, or via facsimile to Rebecca G. DiStefano, Esq. at (561) 367-6254. SIGNATURE PAGE TO WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE CAPITAL STOCK AND PREFERRED STOCK WARRANTS OF XSTREAM SYSTEMS, INC. The undersigned stockholder of XStream Systems, Inc. hereby adopts the resolutions set forth in this Majority Written Consent and authorized its attachment as a counterpart to each of the First Amendment to Series B Warrant, the First Amendment to Series C Warrant, the First Amendment to Series D Warrant, the First Amendment to Securityholders’ Agreement, and the First Amendment to Registration Rights Agreement, as appropriate. Majority Written Consent executed by the undersigned Stockholder as of , 2009. If an Entity: If an individual (or if stock is held as Joint Tenants, Tenants in Common or as Community Property): Name of Stockholder (please PRINT) Name of Stockholder (please PRINT) By: Name: Signature of Stockholder Title: Address: Signature of Joint Tennant, Tenant in Common or other co-owner, if any: Telephone: Name of Stockholder (please PRINT) Facsimile: Signature of Stockholder Address: Telephone: Facsimile: TO BE COMPLETED BY COMPANY: Number of Shares of Common Stock Owned: Number of Shares of Series A Preferred Stock Owned: Number of Shares of Series B Preferred Stock Owned: Number of Series B Warrants Owned: Number of Shares of Series C Preferred Stock Owned: Number of Series C Warrants Owned: Number of Shares of Series D Preferred Stock Owned: Number of Series D Warrants Owned:

*** IMPORTANT*** *** RETURN UMMEDIATELY *** Please sign and return via electronic delivery to distefanor@gtlaw.com, or via facsimile to Rebecca G. DiStefano, Esq. at (561) 367-6254. SIGNATURE PAGE TO WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE CAPITAL STOCK AND PREFERRED STOCK WARRANTS OF XSTREAM SYSTEMS, INC. The undersigned stockholder of XStream Systems, Inc. hereby adopts the resolutions set forth in this Majority Written Consent and authorized its attachment as a counterpart to each of the First Amendment to Series B Warrant, the First Amendment to Series C Warrant, the First Amendment to Series D Warrant, the First Amendment to Securityholders’ Agreement, and the First Amendment to Registration Rights Agreement, as appropriate. Majority Written Consent executed by the undersigned Stockholder as of , 2009. If an Entity: If an individual (or if stock is held as Joint Tenants, Tenants in Common or as Community Property): Name of Stockholder (please PRINT) Name of Stockholder (please PRINT) By: Name: Signature of Stockholder Title: Address: Signature of Joint Tennant, Tenant in Common or other co-owner, if any: Telephone: Name of Stockholder (please PRINT) Facsimile: Signature of Stockholder Address: Telephone: Facsimile: TO BE COMPLETED BY COMPANY: Number of Shares of Common Stock Owned: Number of Shares of Series A Preferred Stock Owned: Number of Shares of Series B Preferred Stock Owned: Number of Series B Warrants Owned: Number of Shares of Series C Preferred Stock Owned: Number of Series C Warrants Owned: Number of Shares of Series D Preferred Stock Owned: Number of Series D Warrants Owned:

*** IMPORTANT*** *** RETURN UMMEDIATELY *** Please sign and return via electronic delivery to distefanor@gtlaw.com, or via facsimile to Rebecca G. DiStefano, Esq. at (561) 367-6254. SIGNATURE PAGE TO WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE CAPITAL STOCK AND PREFERRED STOCK WARRANTS OF XSTREAM SYSTEMS, INC. The undersigned stockholder of XStream Systems, Inc. hereby adopts the resolutions set forth in this Majority Written Consent and authorized its attachment as a counterpart to each of the First Amendment to Series B Warrant, the First Amendment to Series C Warrant, the First Amendment to Series D Warrant, the First Amendment to Securityholders’ Agreement, and the First Amendment to Registration Rights Agreement, as appropriate. Majority Written Consent executed by the undersigned Stockholder as of , 2009. If an Entity: If an individual (or if stock is held as Joint Tenants, Tenants in Common or as Community Property): Name of Stockholder (please PRINT) Name of Stockholder (please PRINT) By: Name: Signature of Stockholder Title: Address: Signature of Joint Tennant, Tenant in Common or other co-owner, if any: Telephone: Name of Stockholder (please PRINT) Facsimile: Signature of Stockholder Address: Telephone: Facsimile: TO BE COMPLETED BY COMPANY: Number of Shares of Common Stock Owned: Number of Shares of Series A Preferred Stock Owned: Number of Shares of Series B Preferred Stock Owned: Number of Series B Warrants Owned: Number of Shares of Series C Preferred Stock Owned: Number of Series C Warrants Owned: Number of Shares of Series D Preferred Stock Owned: Number of Series D Warrants Owned:

*** IMPORTANT*** *** RETURN UMMEDIATELY *** Please sign and return via electronic delivery to distefanor@gtlaw.com, or via facsimile to Rebecca G. DiStefano, Esq. at (561) 367-6254. SIGNATURE PAGE TO WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE CAPITAL STOCK AND PREFERRED STOCK WARRANTS OF XSTREAM SYSTEMS, INC. The undersigned stockholder of XStream Systems, Inc. hereby adopts the resolutions set forth in this Majority Written Consent and authorized its attachment as a counterpart to each of the First Amendment to Series B Warrant, the First Amendment to Series C Warrant, the First Amendment to Series D Warrant, the First Amendment to Securityholders’ Agreement, and the First Amendment to Registration Rights Agreement, as appropriate. Majority Written Consent executed by the undersigned Stockholder as of , 2009. If an Entity: If an individual (or if stock is held as Joint Tenants, Tenants in Common or as Community Property): Name of Stockholder (please PRINT) Name of Stockholder (please PRINT) By: Name: Signature of Stockholder Title: Address: Signature of Joint Tennant, Tenant in Common or other co-owner, if any: Telephone: Name of Stockholder (please PRINT) Facsimile: Signature of Stockholder Address: Telephone: Facsimile: TO BE COMPLETED BY COMPANY: Number of Shares of Common Stock Owned: Number of Shares of Series A Preferred Stock Owned: Number of Shares of Series B Preferred Stock Owned: Number of Series B Warrants Owned: Number of Shares of Series C Preferred Stock Owned: Number of Series C Warrants Owned: Number of Shares of Series D Preferred Stock Owned: Number of Series D Warrants Owned:

*** IMPORTANT*** *** RETURN UMMEDIATELY *** Please sign and return via electronic delivery to distefanor@gtlaw.com, or via facsimile to Rebecca G. DiStefano, Esq. at (561) 367-6254. SIGNATURE PAGE TO WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE CAPITAL STOCK AND PREFERRED STOCK WARRANTS OF XSTREAM SYSTEMS, INC. The undersigned stockholder of XStream Systems, Inc. hereby adopts the resolutions set forth in this Majority Written Consent and authorized its attachment as a counterpart to each of the First Amendment to Series B Warrant, the First Amendment to Series C Warrant, the First Amendment to Series D Warrant, the First Amendment to Securityholders’ Agreement, and the First Amendment to Registration Rights Agreement, as appropriate. Majority Written Consent executed by the undersigned Stockholder as of , 2009. If an Entity: If an individual (or if stock is held as Joint Tenants, Tenants in Common or as Community Property): Name of Stockholder (please PRINT) Name of Stockholder (please PRINT) By: Name: Signature of Stockholder Title: Address: Signature of Joint Tennant, Tenant in Common or other co-owner, if any: Telephone: Name of Stockholder (please PRINT) Facsimile: Signature of Stockholder Address: Telephone: Facsimile: TO BE COMPLETED BY COMPANY: Number of Shares of Common Stock Owned: Number of Shares of Series A Preferred Stock Owned: Number of Shares of Series B Preferred Stock Owned: Number of Series B Warrants Owned: Number of Shares of Series C Preferred Stock Owned: Number of Series C Warrants Owned: Number of Shares of Series D Preferred Stock Owned: Number of Series D Warrants Owned:

*** IMPORTANT*** *** RETURN UMMEDIATELY *** Please sign and return via electronic delivery to distefanor@gtlaw.com, or via facsimile to Rebecca G. DiStefano, Esq. at (561) 367-6254. SIGNATURE PAGE TO WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE CAPITAL STOCK AND PREFERRED STOCK WARRANTS OF XSTREAM SYSTEMS, INC. The undersigned stockholder of XStream Systems, Inc. hereby adopts the resolutions set forth in this Majority Written Consent and authorized its attachment as a counterpart to each of the First Amendment to Series B Warrant, the First Amendment to Series C Warrant, the First Amendment to Series D Warrant, the First Amendment to Securityholders’ Agreement, and the First Amendment to Registration Rights Agreement, as appropriate. Majority Written Consent executed by the undersigned Stockholder as of , 2009. If an Entity: If an individual (or if stock is held as Joint Tenants, Tenants in Common or as Community Property): Name of Stockholder (please PRINT) Name of Stockholder (please PRINT) By: Name: Signature of Stockholder Title: Address: Signature of Joint Tennant, Tenant in Common or other co-owner, if any: Telephone: Name of Stockholder (please PRINT) Facsimile: Signature of Stockholder Address: Telephone: Facsimile: TO BE COMPLETED BY COMPANY: Number of Shares of Common Stock Owned: Number of Shares of Series A Preferred Stock Owned: Number of Shares of Series B Preferred Stock Owned: Number of Series B Warrants Owned: Number of Shares of Series C Preferred Stock Owned: Number of Series C Warrants Owned: Number of Shares of Series D Preferred Stock Owned: Number of Series D Warrants Owned:

*** IMPORTANT*** *** RETURN UMMEDIATELY *** Please sign and return via electronic delivery to distefanor@gtlaw.com, or via facsimile to Rebecca G. DiStefano, Esq. at (561) 367-6254. SIGNATURE PAGE TO WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE CAPITAL STOCK AND PREFERRED STOCK WARRANTS OF XSTREAM SYSTEMS, INC. The undersigned stockholder of XStream Systems, Inc. hereby adopts the resolutions set forth in this Majority Written Consent and authorized its attachment as a counterpart to each of the First Amendment to Series B Warrant, the First Amendment to Series C Warrant, the First Amendment to Series D Warrant, the First Amendment to Securityholders’ Agreement, and the First Amendment to Registration Rights Agreement, as appropriate. Majority Written Consent executed by the undersigned Stockholder as of , 2009. If an Entity: If an individual (or if stock is held as Joint Tenants, Tenants in Common or as Community Property): Name of Stockholder (please PRINT) Name of Stockholder (please PRINT) By: Name: Signature of Stockholder Title: Address: Signature of Joint Tennant, Tenant in Common or other co-owner, if any: Telephone: Name of Stockholder (please PRINT) Facsimile: Signature of Stockholder Address: Telephone: Facsimile: TO BE COMPLETED BY COMPANY: Number of Shares of Common Stock Owned: Number of Shares of Series A Preferred Stock Owned: Number of Shares of Series B Preferred Stock Owned: Number of Series B Warrants Owned: Number of Shares of Series C Preferred Stock Owned: Number of Series C Warrants Owned: Number of Shares of Series D Preferred Stock Owned: Number of Series D Warrants Owned: IN WINTNESS WHEREOR, the undersigned holders of the shares of Capital stock set forth in Appendix A hereto, representing a majority of the shares of Capital Stock, have executed this Majority Written Consent as of the date first above written. By: Name: Title: (If jointly held): By: Name: Title:

*** IMPORTANT*** *** RETURN UMMEDIATELY *** Please sign and return via electronic delivery to distefanor@gtlaw.com, or via facsimile to Rebecca G. DiStefano, Esq. at (561) 367-6254. SIGNATURE PAGE TO WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE CAPITAL STOCK AND PREFERRED STOCK WARRANTS OF XSTREAM SYSTEMS, INC. The undersigned stockholder of XStream Systems, Inc. hereby adopts the resolutions set forth in this Majority Written Consent and authorized its attachment as a counterpart to each of the First Amendment to Series B Warrant, the First Amendment to Series C Warrant, the First Amendment to Series D Warrant, the First Amendment to Securityholders’ Agreement, and the First Amendment to Registration Rights Agreement, as appropriate. Majority Written Consent executed by the undersigned Stockholder as of , 2009. If an Entity: If an individual (or if stock is held as Joint Tenants, Tenants in Common or as Community Property): Name of Stockholder (please PRINT) Name of Stockholder (please PRINT) By: Name: Signature of Stockholder Title: Address: Signature of Joint Tennant, Tenant in Common or other co-owner, if any: Telephone: Name of Stockholder (please PRINT) Facsimile: Signature of Stockholder Address: Telephone: Facsimile: TO BE COMPLETED BY COMPANY: Number of Shares of Common Stock Owned: Number of Shares of Series A Preferred Stock Owned: Number of Shares of Series B Preferred Stock Owned: Number of Series B Warrants Owned: Number of Shares of Series C Preferred Stock Owned: Number of Series C Warrants Owned: Number of Shares of Series D Preferred Stock Owned: Number of Series D Warrants Owned:

*** IMPORTANT*** *** RETURN UMMEDIATELY *** Please sign and return via electronic delivery to distefanor@gtlaw.com, or via facsimile to Rebecca G. DiStefano, Esq. at (561) 367-6254. SIGNATURE PAGE TO WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE CAPITAL STOCK AND PREFERRED STOCK WARRANTS OF XSTREAM SYSTEMS, INC. The undersigned stockholder of XStream Systems, Inc. hereby adopts the resolutions set forth in this Majority Written Consent and authorized its attachment as a counterpart to each of the First Amendment to Series B Warrant, the First Amendment to Series C Warrant, the First Amendment to Series D Warrant, the First Amendment to Securityholders’ Agreement, and the First Amendment to Registration Rights Agreement, as appropriate. Majority Written Consent executed by the undersigned Stockholder as of , 2009. If an Entity: If an individual (or if stock is held as Joint Tenants, Tenants in Common or as Community Property): Name of Stockholder (please PRINT) Name of Stockholder (please PRINT) By: Name: Signature of Stockholder Title: Address: Signature of Joint Tennant, Tenant in Common or other co-owner, if any: Telephone: Name of Stockholder (please PRINT) Facsimile: Signature of Stockholder Address: Telephone: Facsimile: TO BE COMPLETED BY COMPANY: Number of Shares of Common Stock Owned: Number of Shares of Series A Preferred Stock Owned: Number of Shares of Series B Preferred Stock Owned: Number of Series B Warrants Owned: Number of Shares of Series C Preferred Stock Owned: Number of Series C Warrants Owned: Number of Shares of Series D Preferred Stock Owned: Number of Series D Warrants Owned:

*** IMPORTANT*** *** RETURN UMMEDIATELY *** Please sign and return via electronic delivery to distefanor@gtlaw.com, or via facsimile to Rebecca G. DiStefano, Esq. at (561) 367-6254. SIGNATURE PAGE TO WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE CAPITAL STOCK AND PREFERRED STOCK WARRANTS OF XSTREAM SYSTEMS, INC. The undersigned stockholder of XStream Systems, Inc. hereby adopts the resolutions set forth in this Majority Written Consent and authorized its attachment as a counterpart to each of the First Amendment to Series B Warrant, the First Amendment to Series C Warrant, the First Amendment to Series D Warrant, the First Amendment to Securityholders’ Agreement, and the First Amendment to Registration Rights Agreement, as appropriate. Majority Written Consent executed by the undersigned Stockholder as of , 2009. If an Entity: If an individual (or if stock is held as Joint Tenants, Tenants in Common or as Community Property): Name of Stockholder (please PRINT) Name of Stockholder (please PRINT) By: Name: Signature of Stockholder Title: Address: Signature of Joint Tennant, Tenant in Common or other co-owner, if any: Telephone: Name of Stockholder (please PRINT) Facsimile: Signature of Stockholder Address: Telephone: Facsimile: TO BE COMPLETED BY COMPANY: Number of Shares of Common Stock Owned: Number of Shares of Series A Preferred Stock Owned: Number of Shares of Series B Preferred Stock Owned: Number of Series B Warrants Owned: Number of Shares of Series C Preferred Stock Owned: Number of Series C Warrants Owned: Number of Shares of Series D Preferred Stock Owned: Number of Series D Warrants Owned:

*** IMPORTANT*** *** RETURN UMMEDIATELY *** Please sign and return via electronic delivery to distefanor@gtlaw.com, or via facsimile to Rebecca G. DiStefano, Esq. at (561) 367-6254. SIGNATURE PAGE TO WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE CAPITAL STOCK AND PREFERRED STOCK WARRANTS OF XSTREAM SYSTEMS, INC. The undersigned stockholder of XStream Systems, Inc. hereby adopts the resolutions set forth in this Majority Written Consent and authorized its attachment as a counterpart to each of the First Amendment to Series B Warrant, the First Amendment to Series C Warrant, the First Amendment to Series D Warrant, the First Amendment to Securityholders’ Agreement, and the First Amendment to Registration Rights Agreement, as appropriate. Majority Written Consent executed by the undersigned Stockholder as of , 2009. If an Entity: If an individual (or if stock is held as Joint Tenants, Tenants in Common or as Community Property): Name of Stockholder (please PRINT) Name of Stockholder (please PRINT) By: Name: Signature of Stockholder Title: Address: Signature of Joint Tennant, Tenant in Common or other co-owner, if any: Telephone: Name of Stockholder (please PRINT) Facsimile: Signature of Stockholder Address: Telephone: Facsimile: TO BE COMPLETED BY COMPANY: Number of Shares of Common Stock Owned: Number of Shares of Series A Preferred Stock Owned: Number of Shares of Series B Preferred Stock Owned: Number of Series B Warrants Owned: Number of Shares of Series C Preferred Stock Owned: Number of Series C Warrants Owned: Number of Shares of Series D Preferred Stock Owned: Number of Series D Warrants Owned:

*** IMPORTANT*** *** RETURN UMMEDIATELY *** Please sign and return via electronic delivery to distefanor@gtlaw.com, or via facsimile to Rebecca G. DiStefano, Esq. at (561) 367-6254. SIGNATURE PAGE TO WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE CAPITAL STOCK AND PREFERRED STOCK WARRANTS OF XSTREAM SYSTEMS, INC. The undersigned stockholder of XStream Systems, Inc. hereby adopts the resolutions set forth in this Majority Written Consent and authorized its attachment as a counterpart to each of the First Amendment to Series B Warrant, the First Amendment to Series C Warrant, the First Amendment to Series D Warrant, the First Amendment to Securityholders’ Agreement, and the First Amendment to Registration Rights Agreement, as appropriate. Majority Written Consent executed by the undersigned Stockholder as of , 2009. If an Entity: If an individual (or if stock is held as Joint Tenants, Tenants in Common or as Community Property): Name of Stockholder (please PRINT) Name of Stockholder (please PRINT) By: Name: Signature of Stockholder Title: Address: Signature of Joint Tennant, Tenant in Common or other co-owner, if any: Telephone: Name of Stockholder (please PRINT) Facsimile: Signature of Stockholder Address: Telephone: Facsimile: TO BE COMPLETED BY COMPANY: Number of Shares of Common Stock Owned: Number of Shares of Series A Preferred Stock Owned: Number of Shares of Series B Preferred Stock Owned: Number of Series B Warrants Owned: Number of Shares of Series C Preferred Stock Owned: Number of Series C Warrants Owned: Number of Shares of Series D Preferred Stock Owned: Number of Series D Warrants Owned:

*** IMPORTANT*** *** RETURN UMMEDIATELY *** Please sign and return via electronic delivery to distefanor@gtlaw.com, or via facsimile to Rebecca G. DiStefano, Esq. at (561) 367-6254. SIGNATURE PAGE TO WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE CAPITAL STOCK AND PREFERRED STOCK WARRANTS OF XSTREAM SYSTEMS, INC. The undersigned stockholder of XStream Systems, Inc. hereby adopts the resolutions set forth in this Majority Written Consent and authorized its attachment as a counterpart to each of the First Amendment to Series B Warrant, the First Amendment to Series C Warrant, the First Amendment to Series D Warrant, the First Amendment to Securityholders’ Agreement, and the First Amendment to Registration Rights Agreement, as appropriate. Majority Written Consent executed by the undersigned Stockholder as of , 2009. If an Entity: If an individual (or if stock is held as Joint Tenants, Tenants in Common or as Community Property): Name of Stockholder (please PRINT) Name of Stockholder (please PRINT) By: Name: Signature of Stockholder Title: Address: Signature of Joint Tennant, Tenant in Common or other co-owner, if any: Telephone: Name of Stockholder (please PRINT) Facsimile: Signature of Stockholder Address: Telephone: Facsimile: TO BE COMPLETED BY COMPANY: Number of Shares of Common Stock Owned: Number of Shares of Series A Preferred Stock Owned: Number of Shares of Series B Preferred Stock Owned: Number of Series B Warrants Owned: Number of Shares of Series C Preferred Stock Owned: Number of Series C Warrants Owned: Number of Shares of Series D Preferred Stock Owned: Number of Series D Warrants Owned:

Please execute and date, and immediately return, the enclosed signature page to this Majority Consent of the Stockholders by hand, post, electroic mail or facsimile to: Rebecca Distefano, Esq. Greenbcrg Traurig, P.A. 5100 Town Center Circle, Suite 400 Boca Raton, Florida 33486 distefanor@gtlaw, com (561) 367-6254 (facsimile) If you have any questions regarding this Written Consent or the materials referenced herein, please contact Christie Bustler, Chief Financial Officer, by telephone on +1 - 772-646-6208 or by email at c.hutler@xstreamsysterns.net. (signatures on next page) *** IMPORTANT*** *** RETURN UMMEDIATELY *** Please sign and return via electronic delivery to distefanor@gtlaw.com, or via facsimile to Rebecca G. DiStefano, Esq. at (561) 367-6254. SIGNATURE PAGE TO WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE CAPITAL STOCK AND PREFERRED STOCK WARRANTS OF XSTREAM SYSTEMS, INC. The undersigned stockholder of XStream Systems, Inc. hereby adopts the resolutions set forth in this Majority Written Consent and authorized its attachment as a counterpart to each of the First Amendment to Series B Warrant, the First Amendment to Series C Warrant, the First Amendment to Series D Warrant, the First Amendment to Securityholders’ Agreement, and the First Amendment to Registration Rights Agreement, as appropriate. Majority Written Consent executed by the undersigned Stockholder as of , 2009. If an Entity: If an individual (or if stock is held as Joint Tenants, Tenants in Common or as Community Property): Name of Stockholder (please PRINT) Name of Stockholder (please PRINT) By: Name: Signature of Stockholder Title: Address: Signature of Joint Tennant, Tenant in Common or other co-owner, if any:

*** IMPORTANT*** *** RETURN UMMEDIATELY *** Please sign and return via electronic delivery to distefanor@gtlaw.com, or via facsimile to Rebecca G. DiStefano, Esq. at (561) 367-6254. SIGNATURE PAGE TO WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE CAPITAL STOCK AND PREFERRED STOCK WARRANTS OF XSTREAM SYSTEMS, INC. The undersigned stockholder of XStream Systems, Inc. hereby adopts the resolutions set forth in this Majority Written Consent and authorized its attachment as a counterpart to each of the First Amendment to Series B Warrant, the First Amendment to Series C Warrant, the First Amendment to Series D Warrant, the First Amendment to Securityholders’ Agreement, and the First Amendment to Registration Rights Agreement, as appropriate. Majority Written Consent executed by the undersigned Stockholder as of , 2009. If an Entity: If an individual (or if stock is held as Joint Tenants, Tenants in Common or as Community Property): Name of Stockholder (please PRINT) Name of Stockholder (please PRINT) By: Name: Signature of Stockholder Title: Address: Signature of Joint Tennant, Tenant in Common or other co-owner, if any: Telephone: Name of Stockholder (please PRINT) Facsimile: Signature of Stockholder Address: Telephone: Facsimile: TO BE COMPLETED BY COMPANY: Number of Shares of Common Stock Owned: Number of Shares of Series A Preferred Stock Owned: Number of Shares of Series B Preferred Stock Owned: Number of Series B Warrants Owned: Number of Shares of Series C Preferred Stock Owned: Number of Series C Warrants Owned: Number of Shares of Series D Preferred Stock Owned: Number of Series D Warrants Owned: